                       FIFTH AMENDMENT TO LOAN AGREEMENT
                               AND LOAN DOCUMENTS



         This Fifth Amendment to Loan Agreement and Loan Documents (the "Agreement") is among LANCER CORPORATION, A TEXAS CORPORATION (the "Borrower"), LANCER INTERNATIONAL SALES, INC., A TEXAS CORPORATION ("Lancer International") and FIRST INTERSTATE BANK OF TEXAS, N.A. (the "Lender").


                                R E C I T A L S


         WHEREAS, the Borrower and the Lender entered into a Loan Agreement dated July 24, 1991 (the "Original Loan Agreement"), the terms and provisions of which Original Loan Agreement are incorporated in this Agreement by this reference for all purposes;

         WHEREAS, the Borrower and the Lender amended the Original Loan Agreement in an Amendment to Loan Agreement and Loan Documents (the "First Amendment") dated effective May 15, 1992, in a Second Amendment to Loan Agreement and Loan Documents dated effective May 15, 1993 (the "Second Amendment"), in a Third Amendment to Loan Agreement and Loan Documents dated effective April 8, 1994 (the "Third Amendment"), and most recently in a Fourth Amendment to Loan Agreement and Loan Documents dated effective July 29, 1994 (the "Fourth Amendment") the terms and provisions of which First Amendment, Second Amendment, Third Amendment and Fourth Amendment are incorporated into this Agreement by this reference for all purposes (all subsequent references to the Original Loan Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and this Agreement being collectively referred to herein as the "Loan Agreement");

         WHEREAS, the Loan Agreement concerns all of the Loans from the Lender to the Borrower, including specifically, a Revolving Note in the original principal sum of $8,000,000.00;

         WHEREAS, the Loans are secured by the Collateral described in the Loan Documents, which Loan Documents include, without limitation, a Security Agreement dated July 24, 1991, executed by the Borrower in favor of the Lender, which covers, in part, the Borrower's Inventory and Accounts, and a Security Agreement dated effective May 15, 1992, executed by Lancer International in favor of the Lender, which covers, in part, Lancer International's Inventory and Accounts, and the Deeds of Trust described in a Fourth Modification of Deeds of Trust dated of even date herewith;

         WHEREAS, the Borrower has requested that the Lender make a new $1,000,000.00 term loan available to an affiliate of the Borrower, Nueva Distribuidora Lancermex S.A. de C.V., all in accordance with the terms stated in this agreement;




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         WHEREAS, the Borrower and the Lender desire, as evidenced by this
Agreement, to make certain amendments to the Loan Agreement and to the Loan Documents and to ratify the continued force and effect of the Loan Documents;

         NOW, THEREFORE, in consideration of the financial accommodations extended to the Borrower by the Lender and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the undersigned, the Borrower, the Subsidiaries and the Lender agree as follows:

         1. The first sentence of Section 1.1 of the Original Loan Agreement is restated as follows:

                 1.1. Description of the Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties made by the Borrower, the Lender agrees to make available to the Borrower an $8,000.000.00 revolving credit as evidenced by a revolving promissory note (the "Revolving Note") in substantially the form attached hereto as Exhibit "A" and to make available to Nueva Distribuidora Lancermex S.A. de C.V. a $1,000,000.00 term credit as evidenced by a promissory note (the "Term Note") in substantially the form attached hereto as Exhibit "E". All loans from the Lender to the Borrower and to the Borrowers affiliate, Nueva Distribuidora Lancermex S.A. de C.V., whether now existing or hereafter arising, will be referred to herein collectively as the "Loans".

         2. The following Section 3.7 of the Original Loan Agreement is restated as follows:

                 3.7. Subsidiaries. The Borrower has no subsidiaries except LANCER INTERNATIONAL, LANCER LIMITED, INDUSTRIAS LANCERMEX S.A. de C.V., SERVICIOS LANCERMEX S.A. de C.V., formerly known as Distribuidora Lancermex S.A. de C.V. and NUEVA DISTRIBUIDORA LANCERMEX S.A. de C.V.

         3. The Borrower reaffirms the representations and warranties contained in Section 3 of the Loan Agreement and confirms that said representations and warranties are true and correct as of the effective date of this Agreement:

         4. Section 4.14 of the Original Loan Agreement is restated as follows:

                 4.14. Maintain Life Insurance. Maintain in force a $5,000,000.00 policy of insurance on the life of George Schroeder, which policy shall be pledged to secure the Loans.





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         5.      The Loan Documents secure, in addition to the Revolving Note, the Term Note described in this Agreement.

         6. Lancer International and Lancer Limited join in the execution of this Agreement to evidence their consent to the terms hereof and their ratification of their obligation to guarantee repayment of the Revolving Note, as described in this agreement, pursuant to separate Guaranty Agreements, each dated on or about May 19, 1992.

         7. The Lender releases Industrias Lancermex S.A. de C.V. and Servicios Lancermex S.A. de C.V., formerly known as Distribuidora Lancermex. S.A. de C.V., from their obligations to guarantee repayment of the Loans, pursuant to the terms of separate Guaranty Agreements, each dated on or about May 19, 1992.

         8. The Borrower ratifies, affirms, acknowledges and agrees that the Loan Documents, and each and every document and instrument which secures payment of the Loans, represent the valid, enforceable, and collectible obligations of the parties thereto and further acknowledge that there are no existing claims, defenses, whether personal or otherwise, or rights of set-off whatsoever with respect to any of the instruments or documents described specifically or by reference in this Agreement, and the Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a Default under the Loan Agreement either with or without notice or lapse of time.

         9. This Agreement in no way acts as a release or a relinquishment of the liens, security interests and rights (the "Liens") securing payment of the Loans, including without limitation, the security interests created by the security agreements specifically referenced in this Agreement. The Borrower and Lancer International renews, extends and ratifies all of said Liens.

         10. The Loan Documents and all other documents and instruments executed in connection with the Loans shall be governed and construed according to the laws of the State of Texas from time to time in effect, except to the extent United States federal law preempts Texas law.

         11. This Agreement shall be binding upon and inure to the benefit of the Lender, the Borrower and the Subsidiaries and their respective heirs, successors and assigns.

         12. Arbitration. This Agreement and the other Loan Documents shall be subject to the terms and conditions of the Arbitration Program as described on Exhibit "D" attached hereto and incorporated herein by this reference for all pertinent purposes.





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         EXECUTED in multiple counterparts effective as of November 8, 1994.


                                         LANCER CORPORATION, A TEXAS
                                         CORPORATION


                                         By: /s/ Dennis Stout
                                            -------------------------------

                                         Name: Dennis Stout
                                              -----------------------------

                                         Title: Dennis Stout
                                              ----------------------------


                                         LANCER INTERNATIONAL SALES, INC.,
                                         A TEXAS CORPORATION


                                         By: /s/ George F. Schroeder
                                            -------------------------------

                                         Name: George F. Schroeder
                                              -----------------------------

                                         Title: President
                                              -----------------------------


                                         FIRST INTERSTATE BANK OF TEXAS, N.A.


                                         By: /s/ George F. Schroeder
                                            -------------------------------

                                         Name: George F. Schroeder
                                              -----------------------------

                                         Title: President
                                              -----------------------------





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AGREED:

LANCER LIMITED


By: /s/ George F. Schroeder
   ----------------------------

Name: George F. Schroeder
     --------------------------

Title: President
    ---------------------------

NUEVA DISTRIBUIDORA LANCERMEX S.A. DE C.V.


By: /s/ George F. Schroeder
   ----------------------------

Name: George F. Schroeder
     --------------------------

Title: President
     --------------------------

1093-39





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